Registration No. 33-6418
1940 Act File No. 811-4946
Rule 497(e)

THOMPSON PLUMB FUNDS, INC.

Supplement Dated November 3, 2011 to
Statement of Additional Information dated March 31, 2011

Additions to the Board of Directors

On October 31, 2011, Thompson Plumb Funds, Inc. (the “Company”) held a special meeting of shareholders of the Thompson Plumb Growth Fund, Thompson Plumb MidCap Fund, and Thompson Plumb Bond Fund (the “Funds”) to elect six nominees to the Board of Directors of the Company (the “Board”): Mr. George E. Austin, Mr. John W. Feldt, Ms. Patricia Lipton, Mr. Donald A. Nichols, Mr. Jason L. Stephens, and Mr. John W. Thompson.  All six nominees were elected at this meeting.  Mr. Austin and Mr. Stephens were not previously elected or appointed to the Board.  Ms. Lipton had been previously appointed, but not elected by shareholders, to the Board.

As a result of this election, the following information should be added to the list of Directors on page 18 of the Funds’ Statement of Additional Information (“SAI”), under the heading for Independent Directors:

Name, Address and Age	Position(s) Held with Thompson Plumb Funds, Inc. (1)		Principal Occupation(s) During Past Five Years	Number of Thompson Plumb Funds Overseen by Director	Other Directorships Held by Director
George E. Austin Birth date: 09/15/52	Director since October 2011	● ● ● ●	President of AVA Civic Enterprises Inc. (Consulting Firm), since January 2011 President of Overture Foundation Inc. (Private Foundation), since September 1998 Director of the Home Savings Bank since October 1998 Director of Overture Development Corporation (Support Organization for cultural arts district), since June 2001; President from June 2001 to December 2009	3	None

The information related to Jason L. Stephens in the list of Directors and Officers on page 18 of the Funds’ SAI, under the heading for Interested Directors and Officers, should be amended to read:

Name, Address and Age	Position(s) Held with Thompson Plumb Funds, Inc. (1)		Principal Occupation(s) During Past Five Years	Number of Thompson Plumb Funds Overseen by Director or Nominee	Other Directorships Held by Director or Nominee
Jason L. Stephens(2) Birth date: 10/15/74	Director since October 2011 Vice President since March 2009 Secretary from 2005 to 2010 Chief Compliance Officer from 2004 to 2006	● ● ● ● ● ● ●	Chief Operating Officer of Thompson Investment Management, Inc. (“TIM”) since June 2009 Corporate Secretary of TIM since January 2004 Portfolio Manager of TIM since July 2007 Research Analyst of TIM from January 2004 to June 2007 Chief Compliance Officer of TIM from January 2004 to May 2006 Research Analyst of Thompson Plumb & Associates, Inc. (“TPA”) from June 2003 to December 2003 A Chartered Financial Analyst	3	None

(2)	Jason L. Stephens and John W. Thompson are “interested persons” of the Company by virtue of their position with the Company and TIM.

The following information should be added to the section in the Funds’ SAI labeled “Director Qualifications and Relevant Experience”, with the first paragraph relating to Mr. Austin, an Independent Director, and the second paragraph relating to Mr. Stephens, an Interested Director:

George E. Austin, has significant experience leading and advising complex organizations.  Since 1998, he has served as President of the Overture Foundation, a private support organization of the Overture Center for the Arts based in Madison, Wisconsin.  In that role, he led all aspects of the business planning, design, financing and construction of a $210 million Overture Center for the Arts project.  Other major public-private civic projects which he has led include the $67.1 million Monona Terrace Community and Convention Center (1990-1997), as well as development of the $210 million Wisconsin Institutes for Discovery, a public-private biomedical research institute, from 2005-2011.  Mr. Austin served as Director of the City of Madison Department of Planning and Development, and as Executive Director of the Community Development Authority of the City of Madison, from 1983 until 1998.  In those roles, he was responsible for management of both entities, including administration of Federal grants, overseeing the response to independent financial and management audits, and developing a tax-exempt housing and redevelopment bonding program designed to revitalize neighborhoods and provide affordable housing units.  Mr. Austin gained other financial experience serving on the board of Home Savings Bank, a mutual savings institution, since 1998.  He chairs that bank’s audit committee and is a member of its loan committee.  Additionally, he serves on the Advisory Committee for the Johnson Bank Community Development Corporation.  In addition to his years of management and financial experience, Mr. Austin holds a Bachelor of Business Administration degree, majoring in finance, from the University of Wisconsin-Madison, which he received in 1974, as well as a master of Science degree in Business and Master of Arts degree in Public Policy and Administration from the University of Wisconsin-Madison, which he received in 1976.

Jason L. Stephens has been with Thompson Investment Management, Inc. in various capacities for more than 9 years.  He has extensive experience conducting financial analysis of companies through examination of their various financial and legal disclosure statements, and he is intimately familiar with the Company’s methodologies and processes, having grown with the Company through its reorganization in December, 2003 and eventually being appointed to the positions of Vice President of the Company, portfolio manager to each of the Funds and Chief Operating Officer at TIM.  He has also gained extensive compliance and risk management experience while with the Company, having served at times as the Company’s Chief Compliance Officer and having participated as part of the team that developed compliance policies and procedures for the Company in response to the promulgation of SEC Rule 38a-1.  Prior to joining the Company, Mr. Stephens obtained broad leadership and administrative experience as company manager and director of administration at two notable Madison-based opera companies, Opera for the  Young and the Madison Opera.  Mr. Stephens also currently serves on the board of VSA Wisconsin.  Mr. Stephens holds a Master of Science degree in Finance from the University of Wisconsin-Madison (received in 2003), as well as a Masters degree in Arts Administration (received in 1998) and a Bachelors of Science degree in English and Communication Arts (received in 1996).

The following information should be added to the table disclosing the Directors’ equity ownership in the Funds and in the Company’s family of investment companies:

George E. Austin*	None (Growth Fund) None (MidCap Fund) None (Bond Fund)	None

Jason L. Stephens*	$50,001-$100,000 (Growth Fund) Over $100,000 (MidCap Fund) $10,001-$50,000 (Bond Fund)	Over $100,000

*Mr. Austin and Mr. Stephens were elected as Directors of the Board of Directors on October 31, 2011.